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                           THE TARGET PORTFOLIO TRUST

                        Total Return Bond Fund Portfolio
                        Intermediate-Term Bond Portfolio
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                    Supplement dated October 4, 2002 to the
         Statement of Additional Information (SAI) dated April 30, 2002

   The following section modifies the 'Swap Agreements' language in the SAI section entitled 'Description of the Portfolios, Their Investments and Risks,' beginning on page B-2. The information in this supplement supersedes that contained in the SAI supplement dated August 29, 2002.

   The following language replaces the last two paragraphs in the 'Swap Agreements' language referred to above:

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ('CEA') and therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by 'eligible contract participants,' which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.

TMF158C3